Securities and Exchange Commission

Washington, DC 20549

Form 8 — K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(717) 581-6030

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
PRESS RELEASE OF STERLING CORPORATION

Item 1. Changes in Control of Registrant.

     Not Applicable.

Item 2. Acquisition or Disposition of Assets.

     Not Applicable.

Item 3. Bankruptcy or Receivership.

     Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

     Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On February 25, 2003, Sterling Financial Corporation issued a press release announcing the declaration of a cash dividend. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6. Resignation’s of Registrant’s Directors.

     Not Applicable.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

99.1	Press Release of Registrant, dated February 25, 2003, Re: Registrant announces the declaration of a cash dividend.

Item 8. Changes in Fiscal Year.

     Not Applicable.

Item 9. Regulation FD Disclosure.

     Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr. President and Chief Executive Officer

DATE     February 25, 2003

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release, of Sterling Financial Corporation dated February 25, 2003	5

4